CBA MONEY FUND
                      SUPPLEMENT DATED FEBRUARY 13, 1997
                    TO THE PROSPECTUS DATED JUNE 26, 1996


The first sentence of the first paragraph on the cover page of the prospectus is deleted and replaced with the following:

     CBA Money Fund (the "Money Fund") is a no-load money market fund whose shares are offered to subscribers to the Capital Builder Account service, the Life Management Service, the Emerging Investor Account service and the Medical Savings Account service (the latter two of which are anticipated to be offered to subscribers on or about February 1, 1997) of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), to subscribers to the Broadcort Capital Account service of Broadcort Capital Corp. ("Broadcort") (the Capital Builder Account Service, Life Management Service, Emerging Investor Account service, Medical Savings Account service and Broadcort Capital Account service are collectively referred to as the "Services") and to investors maintaining accounts directly with the Money Fund's transfer agent.

The first sentence of the last paragraph on the cover page of the prospectus is deleted and replaced with the following:

     The information in this Prospectus should be read in conjunction with the description of the Merrill Lynch Capital Builder Account program or the description of the applicable Service program furnished to all subscribers prior to the time the Account is opened.

The first sentence of the first paragraph under "Purchase of Shares -- Purchase of Shares by Service Subscribers" on page 10 of the prospectus is amended to add the following at the end thereof:

(except cash balances in the Securities Account of a Medical Savings Account service subscriber are automatically invested the next business day after they are received).

CODE# 10126-0696 ALL